March 31,1997 / First Quarter

          April 18, 1997

          To Our Shareholders:

          During the first quarter we reached an agreement to provide equity and convertible subordinated debt to BioVector, which is a medical product design and distribution company. Located in Western New York, the company provides a national and international sales organization for medical companies. This allows medical companies to concentrate their resources on product development and provides a cost efficient mechanism for them to market products. The management team for BioVector is headed by Bill Burns, founder and former CEO of Matrx Medical, and is one of the strongest we have encountered. This is the first result of our efforts to target the Health and Medical field.

          During the quarter we continued to work with Aria Wireless Systems, Inc. and Compass Partners to enable Aria to emerge from Chapter 11 as an operating company. The hearing date to confirm the Reorganization Plan is scheduled for May 2. The Plan calls for the court approved Debtor in Possession loan in the amount of $3,000,000 to be converted into equity equal to 80% of Reorganized Aria, with the remaining 20% distributed to certain creditors.

          The plan also allows for Rand to convert its existing DIP loan to equity in the Reorganized Aria as well as participate in the DIP loan described above. It is anticipated that the Reorganized Aria will be a publicly traded company when it emerges from Chapter
          11. (The Plan also extinguishes the equity interests of old Aria of which Rand was an owner. Rand wrote this investment off in the first quarter of 1996)

          Aria is also undertaking a series of depositions with various members of senior management of Comptek Research, Inc. Aria has asserted that Comptek may not have fulfilled its financial obligations under the merger agreements and that Comptek may be liable for damages. We are closely monitoring this situation with counsel to determine Rand's legal rights as a shareholder of both Aria and Comptek.

          During the first quarter, we also initiated an action against Rand Pharmaceutical and Larry Artz, a former officer of that company. We are pursuing damages against him for his failure to account for the disposition of Rand Pharmaceutical's assets.

          Over the past six months, we have been working with ARS, Inc. to raise approximately $10 million of new subordinated debt. This money will be used to retire their current debentures, repurchase equity and provide expansion capital. Consistent with that capital plan and our valuation policy, we have increased our valuation in ARS to $1,257,820. During the first quarter, we continued to liquidate our publicly traded equity positions. Our debenture in Mobile Data Solutions, Inc. was converted into common stock and these shares were sold for a gain of $500,000. We also liquidated our holdings in Transworld Telecommunications, Inc. and sold 2,880 shares of Heartland Wireless Communications. Additionally, we wrote off our investment in Mobile Media Corporation to reflect their Chapter 11 filing. The net result of these activities was a $.02 decline in our Net Asset Value from $1.53 at December 31, 1996 to $1.51 at March 31, 1997.

          For the first time in 30 years Don Ross's name is not listed as a Director of Rand Capital. His contributions as a founder, Chief Executive Officer and Director were a valuable asset to Rand. We thank him for his service.

          Our liquidity position is at a recent all-time high with over $4 million in available funds. We are working hard to invest these funds into profitable investments. We look forward to sharing the results of these efforts in the coming year.

               s/Allen F. Grum
               ___________________
               Allen F. Grum
               President


               s/Nora B. Sullivan
               ___________________
               Nora B. Sullivan
               Executive Vice President

   Portfolio Valuation / March 31, 1997

                                                                      March 31, 1997    December 31, 1997

                                                                                 Per                  Per
                                                                               share                share
    Date      Company and         Type of                                         of                   of
    Acquired  Business            Investment               Cost        Value    Rand        Value    Rand
    --------  -----------         ---------------          ----        -----   -----        -----   -----

    6/23/95   American Tactile    Convertible           150,000      150,000    0.03      150,000    0.04
              Corporation         debentures at 8%
              Medina, N.Y.        due June 2000
              Develops            and April 2001
              equipment and       with detachable
              systems to          warrants
              produce ADA signs
              for the visually
              impaired

    8/29/91   ARS, Inc.           Common stock -        125,000      314,455    0.09      250,000    0.06
              Cheektowaga, NY     25 shares             375,000      943,365    0.13      750,000    0.18
              Assembles and       Convertible
              distributes         debentures at 14
              replacement         2/3% due August
              automotive          2000
              products

    11/6/95   BioWorks, Inc.      Series A               56,000       56,000    0.01       56,000    0.01
              Geneva, NY          convertible
              Develops and        preferred stock
              manufactures        - 32,000 shares
              biological
              alternative to
              chemical
              pesticides

    2/23/96   Clearview Cable     Common stock -         55,541       55,541    0.01       55,541    0.01
              TV, Inc.            400 shares
              New Providence,
              NJ  Wireless
              cable television
              system operator

    10/16/95  Commercial          Common stock -        100,000      100,000    0.02       85,000    0.01
              Maintenance         163,526 shares
              Organization,
              Inc.
              Coral Springs, FL
              Maintenance
              service network
              for retailers,
              restaurants,
              vendors

    9/13/94   Comptek Research,   Common stock -        693,998      283,021    0.05      246,105    0.06
              Inc.*               49,221 shares^         92,410       92,410    0.02      102,678    0.02
              Buffalo, NY         Term loan at
              Develops            prime less 1%,
              electronic          due June 1998
              systems for
              military and non-
              miliary
              applications

    3/31/94   Coral Systems,      Series A              200,000      422,222    0.07      422,222    0.10
              Inc.                convertible            18,271       18,271    0.00       18,271    0.00
              Longmont, CO        preferred stock
              Develops fraud      99,999 shares
              prevention          Common stock -
              software for the    11,938 shares
              wireless industry

    3/18/96   HealthWay           Promissory note       100,000      100,000    0.02      100,000    0.02
              Products Company,   at 12%, 4,667
              Inc.                warrants for
              syracuse, NY        Series A
              Manufactures air    preferred stock
              filters and
              climate control
              devices

    2/23/96   Heartland           Common Stock -         65,174        6,552    0.00       38,045    0.01
              Wireless            2,880 shares^         180,203       18,116    0.00      118,180    0.03
              Communications,     Common Stock -
              Inc.*               7,963 shares
              Richardson, TX
              Wireless cable
              television system
              operator

    2/26/88   J. Giardino         First mortgage        214,553      214,553    0.04      218,448    0.05
              Buffalo, NY Owns    at 10%
              and leases
              commercial
              property

    5/19/94   Mobile Data         Common stock - 0            0            0    0.00      465,851    0.11
              solutions, Inc.*    shares^
              Vancouver, BC
              Develops mobile
              data software

    12/31/90  MobileMedia         Common stock -         67,322            0    0.00       25,461    0.01
              Corporation*        50,923 shares^         26,028            0    0.00        9,268    0.00
              New York, NY        Common stock -
              Provider of         20,369 shares
              paging and other
              wireless data
              services

    10/4/95   Reflection          Series J              500,000      500,000    0.09      500,000    0.12
              Technology, Inc.    convertible
              Waltham, MA         preferred stock
              Develops and        443,784 shares
              licenses
              proprietary
              virtual display
              technology

    1/6/95    Transworld          Common stock - 0            0            0    0.00       37,058    0.01
              Telecommunication   shares^
              s, Inc.*
              Salt Lake City,
              UT Wireless cable
              television
              systems operator

    12/11/92  Ultra-Scan          Common stock -        276,986      276,986    0.05      276,986    0.07
              Corporation         47,583 shares          50,000       50,000    0.01       50,000    0.01
              Buffalo, NY         Note at 6%, due
              Ultrasonic          September 1997
              fingerprint
              scanning
              technology

              Other investments   Other                 200,060      200,060    0.04      100,060    0.02
                                                       ________      _______    ____      _______   _____

                                  Total portfolio                 $3,801,552    0.67   $4,075,174    0.96
                                  investments
                                  Cash and money                   4,110,391    0.72    1,605,501    0.38
                                  market
                                  investments

                                  Net receivables                    159,309    0.02       24,174    0.01
                                  (payables)                       _________            _________
                                  Net assets                      $8,071,252    1.41   $5,704,849    1.35
                                  before taxes

                                  Tax provision                    (559,071)  (0.10)    (753,687)  (0.18)
                                  (benefit)

                                  Net Assets                      $8,630,323           $6,458,536
                                                                   =========            =========
                                  Net asset value                              $1.51                $1.53
                                  per share
                                  5,708,034 shares
                                  at March 31,
                                  1997 and
                                  4,225,477 shares
                                  at December 31,
                                  1996



          * Publicly owned company         ^ Unrestricted securities

          Rand Capital Corporation
          Board of Directors
               Reginald B. Newman II    Chairman of the Board
          g    Thomas R. Beecher, Jr.
               Allen F. Grum
          a, c Luiz F. Kahl
          c, g Ross B. Kenzie
          a    Willis S. McLeese
          c, g Jayne K. Rand
          a    Frederick W. Winter
          a - Member of audit committee
          c - Member of compensation committee
          g - Member of governance committee
          Officers
          Allen F. Grum  President, Chief Executive Officer
          Nora B. Sullivan    Executive Vice President
          Robin K. Penberthy  Chief Financial Officer
          Corporate Data
          Stock Listing  -    Over the Counter - NASDAQ symbol RAND
          Transfer Agent and Registrar  -    Continental Stock Transfer &
               Trust Company
          General Counsel     -    Hodgson, Russ, Andrews, Woods &
               Goodyear, LLP
          Independent Accountants  -    Deloitte & Touche LLP

          We appreciate the support of our current shareholders and welcome your comments.
          Tel: 716-853-0802
          Fax: 716-854-8480
          Email: pgrum@randcap.com
               nsullivan@randcap.com